JRECK SUBS GROUP, INC.
                             1998 STOCK OPTION PLAN

         1.       PURPOSES.

                  (a) The purpose of this 1998 Stock Option Plan is to provide a means by which Employees, Directors and Consultants of the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the common stock of the Company through the granting of (i) incentive stock options, and (ii) non-statutory stock options.

                  (b) The Company, by means of this 1998 Stock Option Plan, seeks to retain the services of persons who are now Employees, Directors, or Consultants of the Company, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

                  (c) The Company intends that options issued under this Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either Incentive Stock Options and Non-statutory Stock Options. All Options shall be separately designated Incentive Stock Options or Non-statutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

         2.       DEFINITIONS.

         "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

         "Board" means the Board of Directors of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

         "Company" means: Jreck Subs Group, Inc.,  a Colorado corporation.

         "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render services and who is compensated for such services; provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

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         "Continuous  Status of  Employee,  Director  or  Consultant"  means the employment or relationship as a Director or Consultant is not interrupted or terminated by the Company or any Affiliate. The Board in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave. For purposes of Incentive Stock Options, any such leave may not exceed ninety (90) days, unless re-employment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or
(ii) transfers between locations of the Company or between the Company, its Affiliates or its successor.

         "Director" means a member of the Company's Board of Directors.

         "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

         "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" means an amount per share of Stock as determined by the Board by applying any reasonable valuation method determined without regard to any restriction other than a restriction which, by its terms, will never lapse. Despite the preceding sentence, if the Stock is traded upon an established stock exchange or exchanges or quoted on the over-the-counter market, then the "Fair Market Value" of Stock per share on a given date shall be deemed to be the average of the highest and lowest selling price per share of the Stock on the principal stock exchange on which the Stock is then trading or on the over-the-counter market on such date, or, if there was no trading of the Stock on that day, on the next preceding day on which there was such a trade; if the Stock is not traded upon an established stock exchange or on the over-the-counter market, the "Fair Market Value" of Stock on a given date shall be deemed to be the mean between the closing representative "bid" and "ask" prices per share of the Stock on such date, or, if there shall have been no trading of the Stock on that day, on the next preceding day on which there was such trading.

         "Incentive Stock Option" means an Option granted pursuant to the Plan which is designated as an incentive stock option by the Board, and qualifies as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         "Non-statutory Stock Option" means an Option granted pursuant to the Plan which is not an Incentive Stock Option.

         "Officer"  means a person who is an officer of the  Company  within the

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meaning  of  Section  16 of the  Exchange  Act and  the  rules  and  regulations promulgated thereunder.

         "Option" means an option to purchase Stock granted pursuant to the Plan.

         "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

        "Option Price" shall mean the price per share of Stock to be paid by the Optionee upon exercise of the Option and as set forth in the Option Agreement.

         "Optionee" means an Employee, Director or Consultant who holds an outstanding Option.

         "Plan" means this 1998 Stock Option Plan, as may be amended from time to time.

         "Retirement" means that Optionee is not a full time employee of any other person or entity, and otherwise meets the standard for being a retired person under a qualified pension plan pursuant to the provisions of the Employee Retirement Income Security Act and the rules thereunder, as amended from time to time.

        "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

         "Stock" shall mean the no par value common stock of the Company.

         3.       ADMINISTRATION.

                  (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

                  (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                           (1)      To determine  from time to time which of the
persons eligible under the Plan shall be granted Options; when and how Options shall be granted; whether an Option will be an Incentive Stock Option or a Non-statutory Stock Option, or a combination of the foregoing; the provisions of each Option granted (which need not be identical), including the time or times when a person shall be permitted to receive Stock pursuant to an Option Stock; and the number of shares with respect to which Options shall be granted to each such person.

                           (2)      To  construe  and  interpret  the  Plan  and
Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option

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Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                           (3)      To amend the Plan as provided in Section 12.

                           (4)      Generally,  to exercise  such powers  and to
perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

                  (c) The Board may delegate administration of the Plan to a committee (the "Committee"). The Committee shall be composed of persons who meet the requirements of Rule 16b-3 promulgated under the Exchange Act. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The
Board may abolish the Committee at any time and re-vest in the Board the administration of the Plan.

         4.       SHARES OF STOCK SUBJECT TO THE PLAN.

                  (a) Subject to the provisions of Section 11 relating to adjustments upon changes in Stock, the Stock that may be issued pursuant Options shall not exceed in the aggregate one million five hundred thousand (1,500,000) shares. The number of shares available shall be adjusted as provided in Section
11. Stock issued under any other stock option plan of the Company shall not be counted against the maximum number of shares that can be issued under the Plan. If any Option shall for any reason expire or otherwise terminate without having been exercised in full, the Stock not purchased under such Option shall again become available for issuance under the Plan.

                  (b) The Stock subject to the Plan may be unissued shares or reacquired shares.

         5.       ELIGIBILITY.

                  (a) Incentive Stock Options may be granted only to Employees. Non- Qualified Stock Options may be granted only to Employees, Directors or Consultants.

                  (b) A Director shall not be eligible for the benefits of the Plan unless at the time of grant of an Option: (i) the Board has either approved the grant of the Options or has delegated its discretionary authority over the Plan to a Committee which consists solely of two or more non-employee directors (as that term is defined by Rule 16b-3); and (ii) the Plan otherwise complies with the requirements of Rule 16b-3.

                  (c) No person shall be eligible for the grant of an Option if, at the time of grant, such person owns (or is deemed to own pursuant to Code
Section 424(d)) Stock possessing more than ten (10%) percent of the total combined voting power of all classes of capital stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one

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hundred ten (110%)  percent of the Fair Market Value of the Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the grant date.

         6.       TERMS OF OPTIONS.

         Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions of the Plan by reference in the Option or otherwise) the substance of each of the following provisions:

                  (a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted; provided that an Option granted to a person possessing ten (10%) percent or more of the combined voting power of all classes of capital stock of the Company or its Affiliates shall have a term not exceeding five (5) years.

                  (b) Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Stock subject to the Option on the date the Option is granted. The exercise price of each Non-statutory Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Stock subject to the Option on the date the Option is granted. Despite the previous two sentences, the purchase price for Options granted to a person who possesses more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or its Affiliates shall be at least one hundred ten percent (110%) of the Fair Market Value of the Stock at the date of grant.

                  (c) Consideration. The Option Price of Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Option, (A) by delivery to the Company of other Stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Stock of the Company valued at Fair Market Value as provided herein) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (iii) an agreement with the Company whereby a portion of the Optionee's Options are terminated, and where the Built in Gain on any Options which are terminated as part of the agreement equals the aggregate Option Price of the Option being exercised.

The Board may permit deemed or constructive transfer of shares in lieu of actual transfer and physical delivery of certificates. Except to the extent prohibited by applicable law, the Board may take any necessary or appropriate steps in order to facilitate the payment of the Option Price. The Board, in its sole and exclusive discretion, may require satisfaction of any rules or conditions in connection with paying the Option Price at any particular time, in any particular form, or with the Company's assistance.

In the event the Board determines in its sole discretion to provide an Optionee with a deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the

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treatment as interest,  under any applicable  provisions of the Internal Revenue
Code of 1986, of any amounts other than amounts stated to be interest under the deferred payment arrangement. "Built in Gain" means the excess of the aggregate Fair Market Value of Stock subject to an Option otherwise issuable on exercise of a terminated Option over the aggregate Option Price otherwise due the Company on such exercise. If Stock used to pay any Option Price is subject to any prior restrictions imposed in connection with any stock option or stock purchase plan or agreement of the Company (including this Plan), an equal number of the shares of Stock acquired on exercise shall be made subject to such prior restrictions in addition to any further restrictions imposed on the Stock by the terms of the particular Agreement or by the Plan.

                  (d) Transferability. To the extent required by Code Section 422, Options, (or the rights of Optionees pursuant to the Agreement), shall not be transferable in any manner, whether voluntary or involuntary, except by will or the law of descent and distribution. A Non-statutory Stock Option may be transferred to a trust for the benefit of the Optionee or members of his immediate family provided such transfer does not violate the requirements of applicable law and any restrictions on transfer set forth in this Plan or in the Optionee's Option Agreement. An attempted non-permitted transfer shall be void and shall immediately terminate the Option.

                  (e) Vesting. The total number of shares of Stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The vesting provisions of individual Options may vary but in each case will provide for vesting of at least twenty percent (20%) of the total number of shares subject to the Option per year. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the Option. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

                  (f) Securities Law Compliance. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, to give written assurances satisfactory to the Company, if any, that are necessary to ensure compliance with federal securities laws. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

                  (g) Termination of Employment or Relationship as a Director or Consultant. If an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than "for cause", or upon the Optionee's death,

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Retirement or Disability), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Board (which period shall not be less than three (3) months from the date of such termination), and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to the Plan. If an Optionee's Continuous Status as an Employee, Director or Consultant terminates "for cause", the right to exercise the Option shall immediately cease.

                  (h) Disability or Retirement of Optionee. If an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's Disability or Retirement, the Optionee may exercise his or her Option, but only within such period of time as is determined by the Board (which period from the date of such termination shall not be less than twelve (12) months, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by the Option shall revert to the Plan.

                  (i) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised, at any time within such period as is determined by the Board (which period shall not be less than twelve (12) months following the date of death) by the personal representative of the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, and only to the extent the Optionee was entitled to exercise the Option at the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

                  (j) Withholding. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment;
(2) authorizing the Company to withhold shares from the shares of the Stock otherwise issuable to the Optionee as a result of the exercise of the Option; or
(3) delivering to the Company unencumbered shares of Stock owned by Optionee.

         7.       CANCELLATION AND RE-GRANT OPTIONS.

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         The Board or the Committee  shall have the authority to effect,  at any time and from time to time, with the consent of the affected holders of Options,
(i) the re-pricing of any outstanding Options under the Plan and/or (ii) the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Stock, but having an exercise price per share not less than one hundred (100%) percent of the Fair Market Value or, in the case of a ten (10%) percent shareholder (as described in subsection 5(c)), not less than one hundred ten (110%) percent of the Fair Market Value) per share of Stock on the new grant date.

         8.       COVENANT OF THE COMPANY.

         During the terms of the Options, the Company shall keep available at all times the number of shares of Stock required to satisfy such Options up to the number of shares of Stock authorized under the Plan.

         9.       USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of Stock pursuant to Options shall constitute general funds of the Company.

         10.      MISCELLANEOUS.

                  (a) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

                  (b) Throughout the term of any Option granted pursuant to the Plan, the Company shall make available to the holder of such Option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the Option term, such financial and other information regarding the Company as comprises the annual report to the stockholders of the Company provided for in the bylaws of the Company.

                  (c) Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Employee, Director, Consultant, Optionee, or other holder of an Option any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee, or the relationship as a Director or Consultant of any Director or Consultant with or without cause.

                  (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such

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limit  (according to the order in which they were  granted)  shall be treated as
Non-statutory Stock Options.

         11.      ADJUSTMENTS UPON CHANGES IN STOCK.

                  (a) If any change is made in the Stock subject to the Plan, or subject to any Option (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding Options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of Stock subject to outstanding Options.

                  (b) In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation (2) a reverse merger in which the Company is the surviving corporation but the shares of Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, (3) a sale (in one transaction or in a series of related transactions) of substantially all of the assets of the Company (4) the transfer or issuance (in one transaction or a series of transactions) of more than fifty percent (50%) of the capital stock of the Company to a person or entity (or Affiliate thereof), or (5) the dissolution or liquidation of the Company all "Corporate Change"), then, the Options shall terminate upon the occurrence of a Corporate Change; provided, however, that if the Options terminate under the provisions of this Section, the vesting of all Options shall accelerate and be exercisable in full immediately prior to Corporate Change, and if not exercised prior to a Corporate Change, such Options outstanding under the Plan shall terminate. Despite the preceding sentence, at the sole discretion of the Board and to the extent permitted by applicable law, and upon Optionee's written consent: (i) any surviving entity (including an acquiring entity or other acquiror) shall assume any Options outstanding under the Plan or shall substitute similar Options for those outstanding under the Plan, or (ii) such Options shall continue in full force and effect. Despite the penultimate sentence, the written consent of Optionee shall be required if acceleration would cause the disqualification of an Option as an Incentive Stock Option; and absent such consent the Options shall terminate upon a Corporate Change.

         12.      AMENDMENT OF THE PLAN.

                  (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Stock, any amendments shall be approved by the shareholders of the Company where required by law. Despite the preceding sentence, the approval of a majority of the outstanding shares is required if such amendment: (i) extend beyond ten years the period within which Options may be granted under the Plan;
(ii) increase the aggregate number of shares of Common Stock to be optioned under the Plan except as otherwise permitted in the Plan; (iii) materially modify the requirements as to eligibility of Employees or changing the class of Employees whom Options may be granted; (iv) materially increases the benefits to Optionees under the Plan; (v) modify the provisions relating to the granting to

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Directors of  non-statutory  options under the Plan, or (vi) permit the grant of
Options  under the Plan to  Directors  other  than  pursuant  to the  provisions referred to in clause (v); (viii) would cause the Plan to fail to meet the requirements of Rule 16b-3 under the Exchange Act, or (ix) may, except as provided under the Plan, without the consent of the holder of an Option, (1) terminate such Option or (2) adversely affect such person's rights in any material respect. Notwithstanding the foregoing, the Board may alter, amend, suspend, discontinue or terminate the Plan and any Option granted under the Plan, without the approval of the shareholders of the Company or any holder of any Option thereby affected, if necessary, in order to comply with Rule 16b-3 or Sections 422 or 162(m) of the Code.

                  (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance with the Code.

                  (c) Rights and obligations under any Option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Option was granted and (ii) such person consents in writing.

         13.      TERMINATION OR SUSPENSION OF THE PLAN.

                  (a) The Plan shall terminate ten (10) years following its effective date. Despite the preceding sentence, the Board may suspend or terminate the Plan at any time pursuant to the provisions of Section 12. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

                  (b) Rights and obligations under any Options granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option was granted.

         14.      EFFECTIVE DATE OF PLAN.

         The Plan shall become effective upon the date designated by the Board. No Option granted hereunder shall take effect unless approved by a majority of the outstanding shares of the Company, which approval must occur within a period commencing twelve (12) months before and ending twelve (12) months after the date the Plan is adopted by the Board.


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